UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2023

UNIVERSAL TECHNICAL INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 E. Windrose Drive, Suite 200, Phoenix, Arizona	85032
(Address of principal executive offices)	(Zip Code)

(623) 445-9500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001 per share	UTI	New York Stock Exchange
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement.

As previously disclosed, Universal Technical Institute, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries (collectively with the Company, the “Loan Parties”), entered into a Credit Agreement, dated as of November 18, 2022 (the “Credit Agreement”), with Fifth Third Bank, a national banking association (the “Lender”). On August 23, 2023, the Loan Parties entered into a First Amendment to Credit Agreement (the “Amendment”) with the Lender that (i) removed the “clean off” provision, which previously required that the amount outstanding under the Credit Agreement not exceed $20,000,000 for a single thirty (30) consecutive day period during the period commencing on the date of the initial draw under the Credit Agreement and ending on the date twenty (20) months thereafter; (ii) removed the specific timing requirement and clarified other terms surrounding the Loan Parties’ obligation to use the Lender as their primary provider of bank products; and (iii) modified the Loan Parties’ obligation under the quick ratio financial covenant.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1†	First Amendment to Credit Agreement, dated as of August 23, 2023, by and among Universal Technical Institute, Inc., Fifth Third Bank, a national banking association, and the other loan parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain portions of the exhibit have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish on a supplemental basis an unredacted copy of the exhibit and its materiality and privacy or confidentiality analyses to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2023	Universal Technical Institute, Inc.

	By:	/s/ Christopher Kevane
	Name:	Christopher Kevane
	Title:	Senior Vice President and Chief Legal Officer

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